UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 27, 2006

Allied Waste Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14705	88-0228636
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18500 North Allied Way, Phoenix, Arizona		85054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 627-2700

15880 North Greenway-Hayden Loop Suite 100, Scottsdale, AZ 85260
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 27, 2006 Allied Waste Industries, Inc. (NYSE: AW) announced that Donald W. Slager, President and Chief Operating Officer and Peter S. Hathaway, Executive Vice President and Chief Financial Officer, are scheduled to meet with investors and give a presentation on November 28, 2006 in connection with the 2006 FBR Investor Conference in New York.

Although the meetings are not expected to include the discussion of any material non-public information, the Company will post the presentation slides on its website at www.alliedwaste.com.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2006, the Company operated a network of 299 collection companies, 161 transfer stations, 169 active landfills and 56 recycling facilities in 37 states and Puerto Rico.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Waste Industries, Inc.

November 27, 2006	By:	Peter S. Hathaway

Name: Peter S. Hathaway
Title: Executive Vice President and Chief Financial Officer